UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013 (June 5, 2013)

QUICK-MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27545	65-0797243
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

902 NW 4th Street Gainesville, Florida	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 835-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 5, 2013, Quick-Med Technologies, Inc. (the “Company”) issued a press release announcing that a business update teleconference for shareholders and the investment community will be held on Thursday, June 13, 2013 at 11:00 am US ET.

Presenting on the call will be Dr. Bernd Liesenfeld, President, and Paul Jenssen, Chief Financial Officer.

The conference call can be accessed by dialing: +1-888-312-3048 (toll free) or +1-719-325-2472 (international, toll) and by providing Conference ID: 6952652.

A replay of the call will be available beginning 2:00 pm US ET on Thursday, June 13 2013 and ending at 11:59 pm US ET on June 27, 2013. The replay will be accessible by dialing +1-877-870-5176 (toll-free)

A copy of the press release is attached as exhibit 99.1

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated June 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICK-MED TECHNOLOGIES, INC.
(Registrant)

Date: June 6, 2013
/s/ Paul Jenssen
Paul Jenssen, Chief Financial Officer (Principal Financial and Accounting Officer)